Exhibit 99.1

Company Overview JMP Securities Research Conference May 2009

Company Overview Vitesse is a leading supplier of IC solutions for Next-Generation Communications Networks Founded: 1984. Symbol: VTSS.PK 25-year history providing Carrier and Enterprise Networking Solutions Leader in SONET networking for Carriers Leader in emerging transitions to Ethernet technology Expert at high-speed mixed-signal Physical Layer technologies Worldwide Presence Customers are the largest OEMs in both Carrier and Enterprise Markets 465 employees (300 in Engineering)

Investment Thesis Large / Growing Markets Serving > $2 billion in total available market; CAGR ~ 10% Focused on Carrier and Enterprise Ethernet switching and transport Also service 10G and above speeds Solid Design Traction in Growth Segments > 200 design wins in 2008, with $400 million lifetime revenue potential Growing opportunities in new focus markets. CAGR ~ 20% Established Brand & Customer Base Long-term relationships across Tier 1 buying centers 95% of designs are sole-sourced Existing design position enables follow-on business Best-in-class CMOS mixed-signal and digital packet processing technology Unique combination of products servicing requirements for both Carrier and Enterprise applications Leading-Edge Technology

Progress Over Last Three Years The Team Rebuilt management team and board of directors Dedicated employees: Strong culture. Attrition < 7% for 2007, 2008, 2009 Focused on large, growing Carrier and Enterprise markets Divested Storage Products business for $63 million Efficient deployment of R&D Financials Income Statement: Profitable in 2008 Balance Sheet: Cash: $39.4 million as of 03/31/2009 Transparency: Current accelerated filer with SEC Operations Gross Margin: Up 35%, to $122 million in 2008, from $91 million in 2006 Net inventory: Down >50%, to $28.2 million On time delivery Up to 98%; cycle times down more than 40% Legal / Regulatory Hired new auditor and successfully filed all SEC documents Settled shareholder class and derivative action lawsuits with zero cash impact Future Increased operating leverage; while growing R&D resources Deployed into large, growing markets with Tier 1 customers Strong, increasing, design win momentum to support 20% growth Strategy

Markets and Products Markets METRO & ACCESS NETWORKS DATA CENTER & LARGE ENTERPRISES LOCAL AREA / SMALL MEDIUM ENTERPRISES CORE & OPTICAL NETWORKS Products CARRIER NETWORKING ENTERPRISE NETWORKING SONET/SDH & OTN: Framers, Mappers & Switches Ethernet MACs, Switches & Copper PHYs Signal Integrity: Optical PHYs, PMD, Crosspoint Switches & Re-timers

$2 Billion Industry; R&D Investments for Growth

	CARRIER NETWORKING		ENTERPRISE NETWORKING	
Markets	CORE & OPTICAL NETWORKS	METRO & ACCESS NETWORKS	DATA CENTER & LARGE ENTERPRISES	LOCAL AREA SMALL MEDIUM ENTERPRISES









Served Market $2B – CAGR ~10%

2009 IC TAM

SONET/SDH & OTN: Framers, Mappers, TSI Switches	$749 M
Ethernet MACs, Ethernet Switches PHYs	$1014 M
Signal Integrity Optical PHYs	$724 M

Sources: Infonetics, IDC, RHK, Vitesse

Vitesse R&D Investment Level


Ethernet
MACs, Switches, PHYs
SONET/SDH
OTN
IP
Signal Integrity
Optical PHYs

VITESSE® Making Next-Generation Networks a Reality.
CONFIDENTIAL & PROPRIETARY
6

Trends That Will Drive Our Growth SONET to Next-Gen SONET (EoS) to Carrier Ethernet Carrier Networks are migrating from voice to data to video More data means more complexity; mobile means more complexity This drives a new upgrade cycle to improve capabilities and reduce network cost 10/100 to 1G 1G to 10G 10G to 100G Both Carrier and Enterprise networks must provide more capacity Networks will evolve to 10G and above Power is critical Distributed networking requirements and “Cloud Computing” will evolve Datacenters Enterprise Networks will migrate to new technologies to provide improved Scale and better Reliability and Quality of Service (QoS) LAN Ethernet to “Converged Ethernet”

Sources: Ovum, Vitesse Carrier Networking: Ethernet Transition Fuels Vitesse IC Market Growth Wireless Backhaul (WB) Equipment WB Carrier Ethernet IC Market ~113% Ethernet CAGR Billions Billions ~102% Ethernet CAGR $0 $1 $2 $3 2008 2009E 2010E 2011E 2012E 2013E TDM (SONET) Ethernet $0 $5 $10 $15 2008 2009E 2010E 2011E 2012E 2013E

Enterprise Networking: Transitions to Higher Speeds Fuels Growth Enterprise Switch Ports Enterprise Switch Ports ~27% 1G CAGR Transition from FE to GE 10G Enterprise Source: Infonetics 2009 ~74% Combined 10G CAGR

New Products Address Fastest Growing Segments TAM / SAM Growth Comparison Market CAGR TAM ~9% SAM ~20%

How We Transition Networks to Ethernet


SMB
CPE
T1/T3
SONET
EAD
Large Enterprise
Ethernet
Metro/Core
MSTP / ROADM
Access / CPE
Pizza Box

24-port GE Switch Card or Pizzabox


SFP
SFP
VSC74xx
SWITCH
VSC8486
10G XCVR
VSC8486
10G XCVR
XFP
XFP

24-port Ethernet over 10G SONET/SDH Line Card


SFP
SFP
VSC73xx
MAC
VSC9138
Multi-service
VC Mapper

VITESSE® Making Next-Generation Networks a Reality.
CONFIDENTIAL & PROPRIETARY
11

Increasing Design Traction Design wins and opportunities based on estimated annual revenue run-rate; 2009 full year estimate based on results of Q1 & Q2-2009. 2007 2008 2009E 2007 2008 2009 Carrier Enterprise

Next Gen SONET (EoS) 10G Revenue Revenue Growth in Key Segments Transitions to Next-Generation Networks and Speeds provide highest growth opportunities ~84% Combined CAGR ~37% Combined CAGR Millions Millions $0 $20 $40 $60 2006 2007 2008 SI, PHY Processing Ethernet

Revenue Growth in Core Markets Millions Carrier Revenue ~39% CAGR Millions Enterprise Revenue ~17% CAGR $0 $20 $40 $60 $80 $100 2006 2007 2008 $0 $20 $40 $60 $80 $100 2006 2007 2008

Core Markets Increasingly Important Revenue Mix 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2006 2007 2008 2009H Carrier Enterprise IP Non-Core EOL

Customer’s Who Will Drive Our Future Largest Customers - 2008 Customer Market Capitalization (Mln) 3Com Corporation $1,500 Accton Technology Corporation $168 Alcatel-Lucent $5,331 Alpha Networks Inc. $302 Avanex $47 Cameo Communications, Inc. $86 Ciena Corporation $860 Cisco Systems, Inc. $103,257 EMC Corporation $25,088 Enterasys Networks, Inc. Private Ericsson $29,769 Hewlett-Packard Company $84,912 Hitachi, Ltd. $11,037 Huawei Technologies Co., Ltd. NA IBM $137,267 Mitsubishi Corporation $27,391 NEC Corporation $6,787 Nokia Siemens Networks $56,247 Nortel Networks Corporation $118 Tellabs, Inc. $1,955 ZTE Corporation $7,189 Top customers have combined market capitalizations of ~$500 billion Making Next-Generation Networks a Reality. Confidential Proprietary

Financials

Positioned for the Recovery Q2 FY2009 Revenue bottoms out China continues to be solid IP revenue potential continues Inventories lean in the Company and channel (sell through model) Sustainable business model Remain cash flow neutral or better for FY2009 Breakeven at $40M per quarter Competitive advantage with products and engineering Three new products per quarter for FY2009 (11 introduced YTD) Continue to invest in R&D (increase of 9% in headcount over last 12 months)

Revenue and Operating Income Millions Millions Operating Income Revenue $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 $220 $240 FY2006 FY2007 FY2008 Reported $50 $30 $10 ($10) ($30) ($50) FY2006 FY2007 FY2008 Reported Excl. Restatement Fees

Summary Financials – FY 2006 to 1st Half FY2009 ** Gross Profit defined as Total Revenues minus Cost of Revenues 1st Half $ in Millions FY 06 FY 07 FY 08 FY 09 INCOME STATEMENT Actual Actual Actual Actual Product Revenues 203.3 221.9 218.5 79.4 Licensing Revenues - - 10.0 5.0 Revenue 203.3 221.9 228.5 84.4 Cost of Revenues 112.8 113.6 106.2 40.7 Gross Margin * 90.5 108.3 122.3 43.7 % of Sales 45% 49% 54% 52% R&D 66.4 47.2 50.0 22.5 % of Sales 33% 21% 22% 27% SGA&O 48.6 42.5 50.6 20.3 % of Sales 24% 19% 22% 24% Accounting Reconstruction & Legal 16.6 13.6 10.8 3.5 Goodwill Impairment - - - 191.4 Amortization of intangibles 9.0 6.8 2.5 0.7 Income (loss) from Operations (50.1) (1.8) 8.4 (194.7) % of Sales -25% -1% 4% -231% Other income (expense), net (1.1) (2.8) 0.3 (2.2) Income tax expense 0.8 0.2 1.2 0.1 Income (loss) Conting Opns bf Disc (52.0) (4.8) 7.5 (197.0) Income (loss) from Discontinued Opns (15.3) (16.8) 9.0 - Net Income (loss) (67.3) (21.6) 16.6 (197.0) Shares 222.1 223.6 223.6 228.2 EPS ($0.30) ($0.10) $0.07 ($0.86) BALANCE SHEET FY 06 FY 07 FY 08 FY 09 Cash 25.3 25.9 36.7 39.4 Inventory 60.6 33.7 37.5 28.2 A/R 4.3 7.1 6.3 6.4 A/P 26.3 15.0 16.1 11.4

FY2006 to Q2 FY2009 Revenue (GAAP)



70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
$M
Q1 FY06
Q2 FY06
Q3 FY06
Q4 FY06
Q1 FY07
Q2 FY07
Q3 FY07
Q4 FY07
Q1 FY08
Q2 FY08
Q3 FY08
Q4 FY08
Q1 FY09
Q2 FY09
Product
IP

VITESSE® Making Next-Generation Networks a Reality.
CONFIDENTIAL & PROPRIETARY
21

FY2006 to Q2 FY2009 Operating Income (GAAP)



10.0
6.0
2.0
-2.0
-6.0
-10.0
-14.0
-18.0
$M
Q1 FY06
Q2 FY06
Q3 FY06
Q4 FY06
Q1 FY07
Q2 FY07
Q3 FY07
Q4 FY07
Q1 FY08
Q2 FY08
Q3 FY08
Q4 FY08
Q1 FY09
Q2 FY09

Includes a non-cash charge to goodwill of $191.4 million

VITESSE® Making Next-Generation Networks a Reality.

CONFIDENTIAL & PROPRIETARY

22

Preserving and Building Cash Fiscal Quarters Millions FY2009 began with $36.7 million; Goal is to remain cash-flow neutral for the year $47 $37 $33 $36 $42 $26 $21 $16 $16 $25 $28 $20 $27 $39 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 Q1 FY06 Q2 FY06 Q3 FY06 Q4 FY06 Q1 FY07 Q2 FY07 Q3 FY07 Q4 FY07 Q1 FY08 Q2 FY08 Q3 FY08 Q4 FY08 Q1 FY09 Q2 FY09

Long-Term Financial Targets* Income statement targets as % of revenues Gross margins** 55% to 60% R&D 25% to 28% SG&A 11% to 14% (excluding depreciation) Operating Income 11% to 16% EBITDA 17% to 22% Balance sheet targets Four Inventory turns per year Accounts payable and accounts receivable at normal industry levels * Our long-term financial targets contain forward-looking statements including without limitation those about the Vitesse’s estimated gross margins, operating income and EBITDA. These statements involve risks and uncertainties, as well as current expectations of future events based on certain assumptions. Accordingly such targets are not guarantees of future performance as our actual results may differ significantly from our long-term financial targets. The Company assumes no obligation to update or revise the forward-looking statements contained herein unless otherwise required by law. ** Gross margins defined as Total Revenues minus Cost of Revenues

Thank you